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                                                                   EXHIBIT 10.35

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT



         THIS FIRST AMENDMENT (this "Amendment"), made as of December 31, 2001, is by and among Bank of America, N.A., (the "Bank"), Jacksonville Beach Surgery Center, L.P., a Tennessee limited partnership (the "Borrower"), and Symbion Ambulatory Resource Centres, Inc., a Tennessee corporation (the "Guarantor").


                                    RECITALS

         Bank, Borrower and Guarantor are parties to a Loan and Security Agreement dated June 15, 2001 (as amended from time to time, the "Loan Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Loan Agreement. Borrower has requested that Bank make certain changes to the Loan Agreement, and the Bank is willing to do so, subject, among other things, to the execution of this Amendment and compliance with the terms hereof.

                  NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

Article I. Amendment to Loan Agreement. The parties hereto amend the Loan Agreement by deleting Section 6.15(c) in its entirety.

Article II.       General.

         Section 2.1 Loan Agreement. Except as amended hereby, the provisions of the Loan Agreement shall remain in full force and effect. References in the Loan Agreement and the other Loan Documents shall be references to the Loan Agreement as amended by this Amendment.

         Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee without reference to its choice of law rules.

         Section 2.3 Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the parties.


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         Section 2.4       Representations. Borrower hereby makes the following
representations and warranties:

                  (a) as of the date hereof, Borrower has no defense against payment of any or all of the Obligations;

                  (b) as of the date hereof, no Event of Default or Unmatured Default has occurred or is continuing (after giving effect to this Amendment).

         Section 2.5 Waiver. Bank hereby waives any breach by Borrower of the covenant in Section 6.15(c) of the Loan Agreement prior to the date hereof. The foregoing waiver shall not apply to any other provision of the Loan Agreement.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

BANK:                                BORROWER:

BANK OF AMERICA, N.A.                JACKSONVILLE SURGERY CENTER, L.P.

                                     By: SARC/Jacksonville, Inc., its General
                                         Partner

By:
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Title:                               By:
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                                     Title:
                                           -----------------------------------

                                     GUARANTOR:

                                     SYMBION AMBULATORY RESOURCE
                                     CENTRES, INC.



                                     By:
                                         -------------------------------------
                                     Title:
                                           -----------------------------------


                                     By:
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                                     Title:
                                           -----------------------------------

The undersigned guarantor acknowledges the foregoing Amendment and agrees that its Guaranty and Suretyship Agreement is not affected thereby and remains in full force and effect.

SYMBION, INC.

By:
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Title:
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